UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2008

The Dayton Power and Light Company
 (Exact name of registrant as specified in its charter)

Ohio	1-2385	31-0258470
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1065 Woodman Drive, Dayton, Ohio	45432
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (937) 224-6000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 29, 2008, The Dayton Power and Light Company (the “Company”) issued a press release announcing that the Company’s Board of Directors declared quarterly dividends on the Company’s preferred stock, payable December 1, 2008 to preferred shareholders of record as of November 15, 2008, as follows:

$0.9375 per share on the 3.75% Series A, Cumulative
$0.9375 per share on the 3.75% Series B, Cumulative
$0.975 per share on the 3.90% Series C, Cumulative

A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release of The Dayton Power and Light Company, dated October 29, 2008.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Dayton Power and Light Company

Date: October 30, 2008

/s/ Douglas C. Taylor
Name: Douglas C. Taylor
Title: Senior Vice President
and General Counsel

EXHIBIT INDEX

Exhibit No.	Description	Paper (P) or Electronic (E)

99.1	Press Release of The Dayton Power and Light Company, dated October 29, 2008.	E